UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): November 12, 2008 (November 11, 2008)

CHINA PRECISION STEEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23039	14-1623047

(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

8th Floor, Teda Building
87 Wing Lok Street, Sheungwan
Hong Kong, The People’s Republic of China
(Address of Principal Executive Offices)

(+852) 2543 -8223
Registrant’s Telephone Number, Including Area Code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 11, 2008, China Precision Steel, Inc., a Delaware Corporation (the “Company”) issued a press release announcing its financial results for its first quarter ended September 30, 2008. A copy of the press release is hereby furnished as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.01. REGULATION FD DISCLOSURE.

In anticipation of the planned presentation on November 21, 2008 by the Company, to a group of potential investors at the China Comes to Vegas Conference in Las Vegas, Nevada, sponsored by ROTH Capital Partners, LLC (the “Roth Conference”), the Company is filing this current report on Form 8-K to disclose its planned presentation materials in order to avoid the selective disclosure of any material nonpublic information at the Roth Conference. The Company’s presentation materials are attached hereto as Exhibit 99.2. On November 11, 2008, the Company presented the materials to a group of potential investors at the Rodman & Renshaw Annual Global Investment Conference in New York City.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in or exhibits to this Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits.

99.1	Press Release, dated November 11, 2008
99.2	Slide Presentation of China Precision Steel, Inc., November 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA PRECISION STEEL, INC.

Date: November 12, 2008	/s/ Wo Hing Li

Wo Hing Li Chairman, President and Chief Executive Officer

Exhibit Index

99.1	Press Release, dated November 11, 2008
99.2	Slide Presentation of China Precision Steel, Inc., November 2008